Activity in the SBA servicing rights (Detail) (Commercial Loans [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Commercial Loans [Member]
Servicing Asset at Amortized Value, Balance [Roll Forward]
Servicing Asset at Amortized Cost, Beginning Balance	$ 440	$ 695
Servicing Asset at Amortized Value, Amortization	(180)	(255)
Servicing Asset at Amortized Cost, Ending Balance	260	440
Servicing Asset at Amortized Value, Fair Value	$ 1,016	$ 1,609